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                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                          TO THE HOLDERS OF:                      97-CHR-1
 BANK OF                        The Bank of New York, as Trustee under the
   NEW                          Corporate Bonds Backed Certs.
  YORK
                                                   CUSIP NUMBER: 219-87H-AG0

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: August 01, 2000

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INTEREST ACCOUNT
Balance as of      February 01, 2000                                                                           $0.00
      Schedule Income received on securities.......................................                    $1,862,500.00
      Unscheduled Income received on securities....................................                            $0.00
      Schedule Interest received from Swap Counterparty............................                            $0.00
      Unscheduled Interest received from Swap Counterparty.........................                            $0.00
      Interest Received on sale of Securties.......................................                            $0.00
LESS:

      Distribution to Beneficial Holders...........................................  $1,305,156.00
      Distribution to Swap Counterparty............................................          $0.00
      Trustee Fees.................................................................      $2,250.00
      Fees allocated for third party expenses......................................          $0.00
Balance as of      August 01, 2000                                                         Subtotal      $555,094.00


PRINCIPAL ACCOUNT

Balance as of      February 01, 2000                                                                           $0.00
      Scheduled Principal payment received on securities...........................                            $0.00
      Principal received on sale of securities.....................................                            $0.00
LESS:

      Distribution to Beneficial Holders...........................................    555,094.00
      Distribution to Swap Counterparty............................................         $0.00
Balance as of      August 01, 2000                                                        Subtotal       $555,094.00
                                                                                           Balance             $0.00
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                UNDERLYING SECURITIES HELD AS OF: August 01, 2000

Principal
Amount                                      Title of Security
---------                                   -----------------

    50,000,000                              CHRYSLER CORP DEBENTURE
                                            CUSIP# : 171-196-AS7